02 23 10 14 02
1
Keefe, Bruyette & Woods, Inc.
Regional Bank Conference
Boston, MA
February 25, 2010
 2010  First Midwest Bancorp, Inc.

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2

Forward Looking Statements
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange
 Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

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3

First Midwest Presentation Index
  Who We Are
  Core Profitability

  Credit Quality
  Capital Position
  Why First Midwest

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4

Who We Are

McHenry
Lake
IOWA
DuPage
Cook
Scott
Kendall
Rock Island
Will
La Salle
Grundy
Lake
Knox
ILLINOIS
INDIANA
Vermilion
Champaign

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Loan Mix
Deposit Mix
  Highly efficient platform - $61mm
 of deposits per branch
  Leading market share in non-
 downtown Chicago MSA
  #9 with 3.3% market share ³
$5.2bn
$5.9bn
Note: Information as of 31-Dec-09.
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of 31-Dec-09.
Consumer
13%
Commercial
& Industrial
32%
Commercial
Real Estate
55%
Savings &
NOW
28%
Demand
19%
Money
Market
19%
Retail
Time¹
22%
Jumbo Time²
12%
Overview of First Midwest
  Headquartered in suburban Chicago
  $7.7bn assets
  $5.2bn loans
  $5.9bn deposits
  66% transactional
  $3.8bn trust assets
  Acquired First DuPage in FDIC-
 assisted transaction in October 2009

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6

Core Profitability

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7

Review of 4Q09 Results
  Net loss to common shareholders of $39.5mm or $(0.73) a share
  Solid core operations
  Pre-tax, pre-provision earnings ¹ of $32.7mm, up 8% vs. 3Q09
  Net interest margin of 4.04%, up 38bps vs. 3Q09
  Efficiency ratio ² of 58.5%, down 65bps vs. 3Q09
   Higher credit costs; problem assets 1 flat to down
   Net charge-offs of $82.5mm, $38.3mm related to residential construction
   NALs + 90 days past due at $248mm, down 6% from 3Q09
   OREO losses realized of $14mm, $7mm related to land
   30-89 days past due at $37.9mm, down 15% from 3Q09
¹ This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
² Equal to non-interest expense divided by full taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items.

02 23 10 14 02

  Active balance sheet management
  Acquired First DuPage in FDIC transaction; $13.1mm pre-tax gain
  Retired $20mm of 5.95% subordinated debt for cash; $1.3mm pre-
 tax gain
  TCE / TA ratio of 6.29%, up 106bps from 4Q08
1 Problem assets include non-accrual loans, loans 90 days or more past due, other real estate owned and troubled debt restructurings.
Review of 4Q09 Results (Continued)

4.20%
3.60%
3.00%
2.40%
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
4.04%
3.66%
3.59%
2.94%

80.0%
70.0%
60.0%
50.0%
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
64.7%
61.7%
59.1%
58.5%

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
1.94%
2.09%
1.66%

FMBI   Chicago Peers[3]   Metro Peers[4]

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Source: FMBI based on internal data; peer data from SNL Financial
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items.
² This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of AMFI, MBFI, MBHI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of AMFI, BOKF, CBSM, CFR, FCF, FULT, MBFI, ONB, SUSQ, VLY, WTFC and WTNY.
Pre-Tax, Pre-Provision Earnings / RWA ²
Efficiency Ratio ¹
Net Interest Margin
Solid Core Operating Performance

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10

Credit Quality

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  ~95% in footprint
  Diversified + granular
  Significant majority have personal
 guarantees
  Stress largely concentrated in
 residential construction portfolio
Consumer Loans = $664mm
Home Equity
9%
Other
Consumer
1%
C&I
32%
Office,
Retail &
Industrial
23%
Residential
Construction
& Land 6%
Commercial
Construction &
Land 4%
Multi-family
6%
Other CRE
16%
Commercial Loans = $4.5bn
Real Estate - 1- 4
Family
3%
Total Loans = $5.2bn
People we know, businesses we know, markets we understand
Note: Loan data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in 4Q09.
Addressing Realities of Credit Cycle -
Loan Portfolio Overview
  Branch originated
  Home equity dominated
  No subprime or credit card
  Exited indirect auto in 2004
  Re-entered 1-4 Family in 2Q09

Mixed& Other
14%

$180
$120
$60
$0
$106
$128
$148
$139
$113
4Q08
1Q09
2Q09
3Q09
4Q09

Net Charge-Offs ($mm)

$40
$30
$20
$10
$0
$9
$11
$8
$5
$38
4Q08
1Q09
2Q09
3Q09
4Q09

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Non-Accrual Loans + 90s ($mm)
6%
Developed
Land
45%
Substantially
Completed
31%
Under
Construction 6%
Raw
Land
17%
4Q09 Loans = $314mm
Performing
Loans
Non-
Performing
Loans
Developed
Land
38%
Substantially
Completed
17%
Under
Construction 2%
Raw
Land
29%
	Performing	Non- Performing
Size of Portfolio ($mm)	$201	$113
Avg. Loan Size ($000s)	$591	$1,411
Loans > $5mm	3	4
% of Loans In-Market	96%	100%
% with Current Appraisal	70%	97%
NALs + 90s / Loans	20.7%	27.5%	32.3%	34.6%	36.0%	NCOs / Avg. Loans¹	7.18%	8.91%	7.31%	4.78%	42.55%
Mixed &
Other <1%
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in the quarter ending 31-Dec-09.
¹ Annualized
Residential Construction & Land

Commercial Construction & Land

$180
$120
$60
$0
$4.2
$11.9
$4.7
$2.9
$20.9
4Q08
1Q09
2Q09
3Q09
4Q09

Net ChargeOffs ($mm)

$45
$35
$25
$15
$5
($5)
$0.0
$0.0
$0.7
($0.2)
$2.7
4Q08
1Q09
2Q09
3Q09
4Q09

3.5%	**NCOs / Avg. Loans**[1]	0.00%

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Non-Accrual Loans + 90s ($mm)
4%
NALs + 90s / Loans	1.2%	3.5%	1.4%	1.0%	9.0%	NCOs / Avg. Loans¹	0.00%	0.00%	0.89%	(0.29)%	4.04%
	Performing	Non- Performing
Size of Portfolio ($mm)	$211	$21
Avg. Loan Size ($000s)	$1,526	$2,981
Loans > $5mm	12	1
% of Loans In-Market	89%	100%
% with Current Appraisal	57%	100%
Developed
Land
37%
Substantially
Completed
42%
Under
Construction 9%
Raw
Land
11%
4Q09 Loans = $232mm
Performing
Loans
Non-
Performing
Loans
Developed
Land
6%
Raw
Land
94%
Mixed &
Other <1%
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized

4Q09 Loans: $1.2bn

$180
$120
$60
$0
$1 $4 $1
$18 $6 $1
$3 $11 $<1
$2 $12 $3
$6 $13 $2
4Q08
1Q09
2Q09
3Q09
4Q09

Net Charge-Offs ($mm)

$40
$30
$20
$10
$0
$0 $0.6 $0.1
$0 $0.1 $0.8
$0 $0.1 $0.1
$1.3 $2.2 $0
$0.3 $2.8 $0.2
4Q08
1Q09
2Q09
3Q09
4Q09

Office Retail Industrial

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	Office	Retail	Industrial
Size of Portfolio ($mm)	$394	$332	$487
Avg. Loan Size (000s)	$826	$953	$860
Loans > $5mm	16	11	13
Owner Occupied	30%	20%	40%
% of Loans In-Market	93%	96%	96%
Non-Accrual Loans + 90s ($mm)
Office
33%
Retail
27%
Industrial
40%
23%
NALs + 90s / Loans						NCOs / Average Loans¹
Office	0.2%	5.3%	0.8%	0.6%	1.5%	0.00%	0.00%	0.00%	1.39%	0.33%
Retail	1.5	2.1	3.6	3.8	4.0	0.90	0.14	0.13	2.87	3.39
Industrial	0.3	0.2	0.1	0.6	0.5	0.10	0.73	0.11	0.00	0.15
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized
Office, Retail & Industrial

$300
$200
$100
$0
$59.2
$105.5
$129.1
$128.4
$115.0
$148.3
$124.1
$138.7
$135.4
$112.9
4Q08
1Q09
2Q09
3Q09
4Q09

$100
$50
$0
$9.1
$9.2
$15.6
$10.7
$16.3
$8.4
$26.1
$5.2
$44.1
$38.3
4Q08
1Q09
2Q09
3Q09
4Q09

Residential Construction & Land
Portfolio Excl. Residential Construction & Land

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Non-Accrual Loans + 90s
Net Charge-Offs
Note: Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
NALs + 90s / Loans
Residential Construction & Land	20.7%	27.5%	32.3%	34.6%	36.0%
Portfolio Excl. Resi. Const. & Land	1.2	2.6	2.4	2.5	2.8
Total	3.1	4.8	4.9	5.0	4.8
NCOs / Avg. Loans - Annualized
Residential Construction & Land	7.18%	8.91%	7.31%	4.78%	42.55%
Portfolio Excl. Resi. Const. & Land	0.75	1.29	1.33	2.10	3.54
Total	1.38	1.98	1.85	2.32	6.17
$164.7
$257.5
$263.3
$262.8
$248.3
$82.4
$31.3
$24.7
$26.3
$18.3
Historical Credit Performance

$180
$150
$120
$90
$60
$30
$0
$37.0
$116.2
$73.9
$54.3
$26.1
$38.1
$6.0
$44.3
$4.1
$37.9
4Q08
1Q09
2Q09
3Q09
4Q09
Accruing Loans 30 - 89 Days Past Due
Accruing Loans 90 Days or More Past Due

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$153.2
$128.2
$64.2
$50.3
$42.0
Remediation efforts have resulted in much greater control over delinquencies
Asset Quality Delinquency Trends
($ in millions)

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Addressing Reality of Credit Cycle
  2009 problems concentrated in residential construction
  Reflects illiquidity of suburban market
  Performance influenced by sales and property values
  Investment in remediation
  Expanded resources; early stage triage to liquidation
  Senior management oversight
  NPA inflows stabilized and starting to slow; shifting to liquidation
  30 - 89 day delinquencies down 15% from 3Q09
  Expect shift from NPL to OREO
  Adjusting carrying values to market and disposition strategy
  Mix of disposition strategies and types

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18

Capital Position

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Source: FMBI based on internal data.
Note: Basis point impact shown on 4Q09 RWA. Impact of equity offering net of 5% underwriting discount.
¹ Annual amount of Tier 1 Common generated based on FMBI’s shares outstanding at the end of each quarter times $0.22 per share.
 71bps
 $45
  Cut quarterly dividend from $0.23 per share to
 $0.01 per share
Dividend Reduction - 4Q08 - 1Q09 ¹
 40
 —
  Reduced risk-weighted assets by ~$340mm
Balance Sheet Management -
4Q08 - 4Q09
Tier 1 Common Generated
 530bps
 $308
Total
Action
Description
$mm
bps
Exchange Offers - 3Q09
  Exchanged ~$69mm of debt securities for
 common stock
 65
 104
Subordinated Debt Tender - 4Q09
  Repurchased $20mm of subordinated debt
 1
  1
Common Offering - 1Q10
  $207mm common equity raise
  197
 314
Aggressive Capital Management…

14%
12%
10%
8%
6%
4%
10.89%
4.99%
8.34%
FMBI
Chicago Peers
Metro Peers

Tier 1 Leverage

14%
12%
10%
8%
6%
4%
12.81%
7.72%
9.07%
FMBI
Chicago Peers
Metro Peers

	1/8	1/13

Tier 1 RBC

20%
15%
10%
5%
0%
15.32%
9.86%
10.91%
FMBI
Chicago Peers
Metro Peers

Total Capital

20%
15%
10%
5%
0%
17.38%
12.75%
13.60%
FMBI
Chicago Peers
Metro Peers

FMBI Rank	1/8	1/13	1/8	1/13

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…Results in “Best-in-Class” Capital Ratios
First Midwest vs. Peers - HoldCo Ratios
 Source: SNL Financial. FMBI as of 31-Dec-09 and pro forma for $207mm equity raise; all other companies as reported as of 30-Sep-09. FMBI Tier 1 Common excludes equity credit allocated to TARP warrants.
 1 Chicago Peers based on median of AMFI, MBFI, MBHI, OSBC, PVTB, TAYC, and WTFC.
 2 Metro Peers based on median of AMFI, BOKF, CBSM, CFR, FCF, FULT, MBFI, ONB, SUSQ, VLY, WTFC, and WTNY.
Tier 1 Common
FMBI Rank	1/8	3/13
1
1
1
1
2
2
2
2

80%
70%
60%
50%
40%
30%
20%
10%
0%
30.4%
45.1%
23.4%
FMBI
Chicago Peers
Metro Peers

"Adjusted Texas Ratio"
NPAs + 90s /
Excess Capital[1] + Reserves

80%
70%
60%
50%
40%
30%
20%
10%
0%
41.5%
67.5%
36.6%
FMBI
Chicago Peers
Metro Peers

1/8 7/13

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Asset Quality in Relation to Capital &
Reserves
Source: SNL Financial
Note: FMBI as of 31-Dec-09 and pro forma for $207mm equity raise; all other data as reported as of 30-Sep-09.
¹ Equals capital in excess of regulatory “well-capitalized” minimums (4.0% Tier 1 Common Ratio, 5.0% Tier 1 Leverage Ratio, 6.0% Tier 1 RBC, and 10.0% Total Capital
 Ratio) grossed-up to pre-tax basis. Assumes a 35% corporate tax rate for all companies. Excludes companies without excess capital.
2 Chicago Peers include AMFI, MBFI, MBHI, OSBC, PVTB, TAYC, and WTFC.
3  Metro Peers include AMFI, BOKF, CBSH, CFR, FCF, FULT, MBFI, ONB, SUSQ, VLY, WTF, and WTNY.
“Traditional Texas Ratio”
NPAs + 90s / Tier 1 + Reserves
FMBI Rank	3/8	10/13
3
3
2
2

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22

Why First Midwest

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  Continued solid core earnings
  Endeavor to enhance pre-tax, pre-provision earnings
  Strive to continue expansion of net interest margin
  Managed through credit cycle
  Credit costs remain high as remediation focus continues and liquidation strategies unfold
  NPA trends slow, with declines dependent upon liquidation
 success and incremental stress in CRE
  Position First Midwest for long-term success
  Expand customer relationships
  Deepen share in existing markets, develop adjacent markets
  Pursuit of strategic opportunities
Strategies and Priorities for 2010

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Why First Midwest
  Solid core operating performance
  Stable core deposit funding profile
  Addressing realities of credit cycle
  Prudently building capital / proactive capital
 management
  Experienced management team to take advantage of
 potential opportunities

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25

Questions?

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26

Appendix

For the 12-Months Ended December 31,			For the 3-Months Ended			
	2006	2007	2008	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09
Income (Loss) Before Taxes	$ 152,298	$ 94,012	$ 36,045	$(3,814)	$(3,710)	$(2,569)	$(65,833)
Provision for Loan Losses	10,229	7,233	70,254	48,410	36,262	38,000	93,000
Pre-Tax, Pre-Provision Earnings (Loss)	$ 162,527	$ 101,245	$ 106,299	$ 44,596	$ 32,552	$ 35,431	$ 27,167
Non-Operating Items							
Securities Gains (Losses), net	$ 4,269	$(50,801)	$(35,611)	$ 8,222	$ 6,635	$(6,975)	$(5,772)
Gain on FDIC-Assisted Transaction	-	-	-	-	-	-	13,071
Gains on Early Extinguishment of Debt	-	-	-	-	-	13,991	1,267
Write-Downs of Bank-Owned Life Insurance	(412)	(699)	(10,360)	-	-	-	-
Losses Realized on Other Real Estate Owned	304	514	(1,566)	(315)	(2,387)	(1,801)	(14,051)
FDIC Special Assessment	-	-	-	-	(3,500)	-	-
Total Non Operating Items	$ 4,161	$(50,986)	$(47,537)	$ 7,907	$ 748	$ 5,215	$(5,485)
Pre-Tax, Pre-Provision Core Operating Earnings	$ 158,366	$ 152,231	$ 153,836	$ 36,689	$ 31,804	$ 30,216	$ 32,652
Risk-Weighted Assets	$ 6,259,983	$ 6,340,614	$ 6,609,359	$ 6,600,684	$ 6,335,010	$ 6,234,283	$ 6,262,883
Pre-Tax, Pre-Provision Earnings / RWA	2.53 %	2.40 %	2.33 %	2.22 %	2.01 %	1.94 %	2.09 %

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Note: The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (GAAP) and general practice within the banking industry.
As a supplement to GAAP, the Company has provided this non-GAAP performance result. The Company believes that this non-GAAP financial measure is useful because it allows investors to assess the Company’s core operating performance. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the
Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.
Reconciliation of Non-GAAP Measures
($ in 000s)

$5.7
$5.5
$5.7
$5.8
$5.9
14%
13%
13%
12%
12%
24%
25%
22%
21%
22%
14%
14%
16%
17%
19%
30%
30%
31%
32%
28%
18%
19%
18%
18%
19%
4Q08
1Q09
2Q09
3Q09
4Q09
Demand
Savings & NOW
Money Market
Retail Time Deposits [1]
Jumbo Time Deposits [2]

02 23 10 14 02

% Transactional³	62%	62%	65%	67%	66%
Cost of Deposits	1.62%	1.37%	1.20%	1.06%	0.87%
Loans / Deposits	96.0%	97.8%	92.6%	92.3%	88.4%
  Highly transaction oriented
 deposit base
  Stable deposit base
  De minimis amount of brokered
 CDs ($11mm)
  Significant excess liquidity
Deposit Composition ($bn)
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Defined as sum of Demand, Savings & NOW, and Money Market.
Stable Core Deposit Funding Profile

02 23 10 14 02

Note: Data as of 31-Dec-09. Based on book value.
4Q09 Total Securities = $1.4bn
AFS Municipal
Securities
47%
Collateralized
Mortgage
Obligations
22%
Agency Pass
Through
17%
Held-to-Maturity
Municipal
Securities
6%
Collateralized Debt
Obligations
4%
Other Mortgage-
Backed Securities
3%
U.S. Agency
Securities <1%
  Delevered portfolio
  Down $931mm since 4Q08
  AFS municipal down $257mm
 since 4Q08
  Highly Liquid
  39% agency pass through and
 CMOs
  AFS municipal securities represent
 47% of total portfolio
  ~99% has third-party bond
 insurance or other credit
 enhancements
  TruPS CDOs carried at 14% of par
 value
  $31mm of impairments since
 2008
Securities Portfolio

$180
$120
$60
$0
$3.3
$10.3
$11.3
$16.1
$12.5
4Q08
1Q09
2Q09
3Q09
4Q09

$40
$30
$20
$10
$0
$0.2
$0.0
$1.1
$0.0
$2.3
4Q08
1Q09
2Q09
3Q09
4Q09

02 23 10 14 02

Non-Accrual Loans + 90s ($mm)
Net Charge-Offs ($mm)
6%
4Q09 Loans = $334mm
Chicago Loop
1%
Other 99%
NALs + 90s / Loans	1.1%	3.3%	3.7%	4.7%	3.8%	NCOs / Avg. Loans¹	0.25%	0.06%	1.41%	0.04%	2.73%
Size of Portfolio ($mm)	$334
Average Loan Size (000s)	$856
Loans > $5mm	15
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized
Multi-family

$180
$120
$60
$0
$9.3
$13.0
$19.2
$23.2
$32.7
4Q08
1Q09
2Q09
3Q09
4Q09

Net Charge-Offs ($mm)

$40
$30
$20
$10
$0
$0.4
$0.1
$2.5
$6.6
$9.1
4Q08
1Q09
2Q09
3Q09
4Q09

1.8%	**NCOs / Avg. Loans[1]**	1.33%

02 23 10 14 02

Non-Accrual Loans + 90s ($mm)
4Q09 Loans = $799mm
Other
31%
Investor-
Owned Rental
Property
15%
Service
Stations and
Truck Stops
18%
Warehouses
and Storage
14%
Hotels
10%
Restaurants
7%
Automobile Dealers
5%
15%
Size of Portfolio ($mm)	$799
Average Loan Size (000s)	$797
Loans > $5mm	21
NALs + 90s / Loans	1.3%	1.8%	2.5%	3.1%	4.1%	NCOs / Avg. Loans¹	0.22%	0.04%	1.33%	3.48%	4.67%
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized
Other Commercial Real Estate

$180
$120
$60
$0
$24
$51
$51
$51
$33
4Q08
1Q09
2Q09
3Q09
4Q09

$40
$30
$20
$10
$0
$6
$12
$7
$12
$24
4Q08
1Q09
2Q09
3Q09
4Q09

02 23 10 14 02

Size of Portfolio ($mm)	$1,648
Average Loan Size (000s)	$196
Shared National Credits ($mm)	$16, < 1%
Loans > $5mm	29
Non-Accrual Loans + 90s ($mm)
Net Charge-Offs ($mm)
4Q09 Loans: $1.6bn
32%
Wholesalers
13%
NALs + 90s / Loans	1.4%	3.0%	3.1%	3.0%	2.0%	NCOs / Avg. Loans¹	1.30%	3.02%	1.79%	3.14%	5.59%
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized
Manufacturers
11%
Contractors
10%
Other
C&I 53%
Agricultural
13%
Commercial & Industrial

$180
$120
$60
$0
$12.5
$17.1
$14.7
$14.3
$14.7
4Q08
1Q09
2Q09
3Q09
4Q09

$40
$30
$20
$10
$0
$2.2
$2.4
$4.6
$3.4
$3.2
4Q08
1Q09
2Q09
3Q09
4Q09

1.7%	2.1%	**NCOs / Avg. Loans**[1]	2.58%	1.90%

02 23 10 14 02

Non-Accrual Loans + 90s ($mm)
Net Charge-Offs ($mm)
4Q09 Loans = $664mm
  Predominately home equity dominated
  100% branch originated
  Re-entered 1-4 family in 2Q09
  No subprime or credit card exposure
  Exited indirect installment auto business in 2004
Home Equity
71%
Real Estate /
1-4 Family
21%

Other
Consumer
8%
13%
NALs + 90s / Loans	1.7%	2.4%	2.1%	2.1%	2.2%	NCOs / Avg. Loans¹	1.19%	1.34%	2.58%	1.98%	1.90%
	Home Equity	1-4 Family
Size of Portfolio ($mm)	$471	$140
Avg. FICO Score	745	713
Avg. Current LTV	58.0%	53.6%
Note: Portfolio data as of 31-Dec-09. Excludes $223mm of covered assets acquired in First DuPage FDIC-assisted transaction in quarter ending 31-Dec-09.
¹ Annualized
Consumer